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              GENERAL AMERICAN LIFE INSURANCE COMPANY
                       PROSPECTUS SUPPLEMENT
                       DATED OCTOBER 2, 2000


This page supplements General American Life Insurance Company's prospectus, dated May 1, 2000, for the Flexible Premium Life Insurance Policy. This supplement reflects: (i) the creation of an elite underwriting class in addition to the existing preferred, standard, and substandard classes; and (ii) the creation of an Executive Benefits version of the Policy for qualifying corporate-sponsored contracts and the modification of various expense charges for Policies qualifying for the Executive Benefits version. The changes are effective as of the date of this supplement. You should review this supplement and keep it with your prospectus and other important papers related to your policy. Please contact your Agent / Registered Representative if you have any questions regarding this information.

Capitalized terms in this supplement have the same meaning as set forth in the prospectus unless otherwise defined herein.

Addition of Elite Rate Class. The Company places Insureds into an elite rate class, a preferred rate class, a standard rate class, or rate classes involving a higher mortality risk. In two otherwise identical Policies, an Insured in the elite rate class will have a lower cost of insurance than an Insured in any other rate class. An Insured in the preferred rate class will have a lower cost of insurance than an Insured in a rate class involving higher mortality risk.

ADDITION OF EXECUTIVE BENEFITS VERSION OF THE POLICY. An executive benefits ("Executive Benefits") version of the Policy is available for qualifying corporate-sponsored Policies. In order to qualify for Executive Benefits status, a Policy must:

*    be part of a business-sponsored, non-qualified benefit plan;
*    be billed to the sponsoring corporation; and
* have a minimum planned premium for the Policy or for a group of Policies on one or more Insureds of:
     -    $100,000 per year for a minimum of seven years;
     -    $700,000 single premium; or
     - a total of $700,000 premium over a seven year period, with first year premium of at least $100,000.

If we issue a Policy or a group of Policies that meet the criteria outlined above, the Policy or Policies will be issued as an Executive Benefits version of the Policy. Policies which do not meet the criteria outlined above will be designated as a personal lines ("Personal Lines") version of the Policy. The features and operation of the Personal Lines version of the Policy are described in the prospectus. The features and operation of the Executive Benefits version of the Policy are the same as for the Personal Lines version, with the following exceptions:

* there is no Contingent Deferred Sales Charge, also known as the Surrender Charge, for the Executive Benefits version of the Policy.
* the monthly administration charge is $6 per month in all Policy Years for the Executive Benefits version of the Policy.
* the Cash Value in the Loan Account for the Executive Benefits version of the Policy accrues interest daily at an annual earnings rate of 4.25% during the first ten Policy Years and 4.00% thereafter.